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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): February 28, 1997




                          HCC INSURANCE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)




          DELAWARE                       0-20766              76-0336636
(State or other jurisdiction of       (Commission          (I.R.S. Employer
       incorporation)                 File Number)         Identification No.)



                             13403 Northwest Freeway
                            Houston, Texas 77040-6094
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (713) 690-7300


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ITEM 5.  OTHER EVENTS

         On February 28, 1997, HCC Insurance Holdings, Inc. (the "Company") announced that it has signed a definitive agreement in connection with the proposed merger of the Company and AVEMCO Corporation of Frederick, Maryland.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HCC INSURANCE HOLDINGS, INC.
                                          (Registrant)


                                  By:      /s/ Frank J. Bramanti
                                     ------------------------------------------
                                           Frank J. Bramanti
                                           Executive Vice President, Secretary,
                                           and Chief Financial Officer


Date:  March 6, 1997






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